Litigation and Environmental Contingencies	12 Months Ended
Dec. 31, 2012
Litigation and Environmental Contingencies
Litigation and Environmental Contingencies
Litigation
In connection with our acquisition of Credo Petroleum Corporation, several class action lawsuits were filed against Credo, its board of directors and us. These actions generally allege that Credo and its board of directors breached fiduciary duties to Credo stockholders with respect to the transaction. The actions also allege that we aided and abetted the alleged breaches. On September 14, 2012, parties entered into a memorandum of understanding (MOU) to settle those actions. The MOU is contingent on confirmatory discovery and court approval of the settlement. The MOU provides that in consideration of supplemental disclosures filed by Credo with the SEC on September 14, 2012, the final settlement will include a release of all asserted claims. We believe that the claims in all cases are entirely without merit and intend to defend the actions vigorously.
In 2011, Credo filed a lawsuit for declaratory judgment regarding contract rights under two agreements with a third party that in the aggregate involved five to ten percent of Credo’s working interest in most of its leases in North Dakota. In fourth quarter 2012, the case was settled by paying $3,700,000 and conveying a nominal working interest in exchange for termination of the two agreements. Our preliminary allocation of goodwill was adjusted based on this settlement.
We are involved in various other legal proceedings that arise from time to time in the ordinary course of doing business and believe that adequate reserves have been established for any probable losses. We do not believe that the outcome of any of these proceedings should have a significant adverse effect on our financial position, long-term results of operations or cash flows. It is possible, however, that charges related to these matters could be significant to our results or cash flows in any one accounting period.
Environmental
Environmental remediation liabilities arise from time to time in the ordinary course of doing business, and we believe we have established adequate reserves for any probable losses that we can reasonably estimate. We own 288 acres near Antioch, California, portions of which were sites of a former Temple-Inland paper manufacturing operation that are in remediation. We have received certificates of completion on all but one 80 acre tract, a portion of which includes subsurface contamination. In 2011, we increased our reserves for environmental remediation by $2,500,000 due to additional testing and remediation requirements by the state regulatory agencies. We estimate the remaining cost to complete remediation activities will be approximately $1,572,000, which is included in other accrued expenses. It is possible that remediation or monitoring activities could be required in addition to those included within our estimate, but we are unable to determine the scope, timing or extent of such activities.